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________________________________________________________________________________

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant [x]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[x] Preliminary proxy statement

[ ] Definitive proxy statement

[ ] Definitive additional materials

[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                        ASIA MEDIA COMMUNICATIONS, LTD.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of filing fee (Check the appropriate box):

[x] No Fee Required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ........................................................................

   (2) Aggregate number of securities to which transaction applies:

       .........................................................................

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)

       .........................................................................

   (4) Proposed maximum aggregate value of transaction:

       .........................................................................

   (5) Total fee paid:

       .........................................................................

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

   (1) Amount previously paid:

       .........................................................................

   (2) Form, Schedules or Registration Statement No.:

       .........................................................................

   (3) Filing party:

       .........................................................................

   (4) Date filed:

       .........................................................................

________________________________________________________________________________


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                        ASIA MEDIA COMMUNICATIONS, LTD.
                                712 FIFTH AVENUE
                                 SEVENTH FLOOR
                               NEW YORK, NY 10019

                            ------------------------
                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                               FEBRUARY 23, 1999
                            ------------------------

To the Stockholders of
ASIA MEDIA COMMUNICATIONS, LTD.

     NOTICE IS HEREBY GIVEN that a Special Meeting (the 'Meeting') of Stockholders of ASIA MEDIA COMMUNICATIONS, LTD. (the 'Company'), a Nevada corporation, will be held at the law offices of Bryan Cave LLP located at 245 Park Avenue, 27th Floor, New York, NY 10167 on February 23, 1999 at 9:00 A.M. for the following purposes:

          1. To consider and vote upon a proposed amendment to the Company's Articles of Incorporation to effect a 100 for one reverse split of the Company's outstanding common stock.

          2. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The above matters are more fully described in the accompanying Proxy Statement.

     The Board of Directors has fixed the close of business on February 9, 1999 as the date for the determination of stockholders entitled to notice of, and to vote at, the Meeting. A list of stockholders entitled to vote at the Meeting will be open to examination by stockholders during ordinary business hours for a period of ten (10) days prior to the Meeting at the executive offices of the Company, 712 Fifth Avenue, Seventh Floor, New York, NY 10019.

                                          By order of the Board of Directors,
                                          STEVEN A. SAIDE, ESQ.
                                          Secretary

New York, New York
[February 11], 1999

                                   IMPORTANT

     WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY REVOKE THE PROXY AND VOTE YOUR SHARES IN PERSON.


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                        ASIA MEDIA COMMUNICATIONS, LTD.
                                712 FIFTH AVENUE
                                 SEVENTH FLOOR
                            NEW YORK, NEW YORK 10019

                            ------------------------
                        SPECIAL MEETING OF STOCKHOLDERS
                            ------------------------
                                PROXY STATEMENT
                APPROXIMATE DATE OF MAILING: [FEBRUARY 11], 1999

                            ------------------------
     The enclosed Proxy is solicited on behalf of the Board of Directors (the 'Board' or the 'Board of Directors') of Asia Media Communications, Ltd. (the 'Company') for use at the Special Meeting of Stockholders to be held at the time and place set forth in the foregoing notice and at any adjournment thereof (the 'Meeting'). Only stockholders of record (the 'Stockholders') of the Company's common stock, $.01 par value per share (the 'Common Stock'), at the close of business on February 9, 1999 are entitled to notice of, and to vote at, the Meeting. Proxies in the accompanying form, which are properly executed and duly returned to the Company and not revoked prior to exercise, will be voted in accordance with the instructions contained therein. If a Proxy is executed and returned without instructions as to how it is to be voted, such Proxy will be voted in favor of all proposals contained in this Proxy Statement. Each Proxy granted pursuant to this solicitation is revocable and may be revoked at any time prior to its exercise provided written notice of revocation is received by the Secretary of the Company prior to the Meeting. A Stockholder who attends the Meeting in person may, if he or she wishes, vote by ballot at the Meeting, thereby canceling any Proxy previously given by such Stockholder.

     The holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote at the Meeting, present in person or represented by proxy, shall constitute a quorum at the Meeting. Any Stockholder present in person or by proxy who abstains from voting on any particular matter described herein will be counted for purposes of determining a quorum. For purposes of voting on the matters described herein, the affirmative vote of the majority of the voting power present in person or represented by proxy at the Meeting and entitled to vote on the matter shall be determinative of such matter. If a Stockholder abstains from voting or directs his or her proxy to abstain from voting, the shares are considered present at the Meeting for such matter but, since they are not affirmative votes for the matter, they will have the same effect as votes against the matter. With respect to broker non-votes on any such matter, the shares are not considered present at the Meeting for such matter and they are, therefore, not counted in respect of such matter. Provided that a quorum is otherwise present, such broker non-votes do have the practical effect of reducing the number of affirmative votes required to achieve a majority for such matter by reducing the total number of shares from which the majority is calculated.

            INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     No director, executive officer, or associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, resulting from the proposed amendment to the Company's Articles of Incorporation to effect a 100 for one reverse split (the 'Reverse Stock Split') of the issued and outstanding shares of Common Stock, which is not shared by all other stockholders pro-rata, and in accordance with their respective interests.

                             PRINCIPAL STOCKHOLDERS

     The outstanding voting stock of the Company as of January 15, 1999 consisted of 5,535,586 shares of Common Stock, with each share entitled to one vote. Beneficial ownership has been determined for purposes herein in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the 'Exchange Act'), under which a person is deemed to be the beneficial owner of securities if such


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person has or shares voting power or investment power in respect of such securities or has the right to acquire beneficial ownership within 60 days. So far as is known to the Company, the following were the only beneficial owners of more than 5% of the outstanding Common Stock of the Company on such date:

                          NAME AND ADDRESS                              AMOUNT OF SHARES       PERCENT
                        OF BENEFICIAL OWNER                            BENEFICIALLY OWNED      OF CLASS
--------------------------------------------------------------------   ------------------      --------
Christopher F. Brown ...............................................        3,656,667(1)           74.6%
  712 Fifth Avenue
  Seventh Floor
  New York, New York 10019

Ocean Strategic Holding Limited ....................................          608,239(2)            9.9%
  11 Bath Street
  St. Helier, Jersey
  Channel Islands

Edward J. Tobin ....................................................        3,656,667(1)           74.6%
  712 Fifth Avenue
  Seventh Floor
  New York, New York 10019

------------
(1) These shares are held of record by D-Vine Investment Partners, a partnership between Christopher F. Brown and Edward J. Tobin.

(2) Includes 608,239 shares issuable upon exercise of an outstanding warrant and is subject to increase up to a maximum of 1,000,000 shares upon an increase in the total number of issued and outstanding shares of Common Stock.

                            ------------------------
     D-Vine Investment Partners, the record holder of 74.6% of the total issued and outstanding shares of Common Stock on the date hereof, has advised the Company that it intends to attend the Special Meeting, in person or by proxy, and to vote all of its shares in favor of the Amendment. In such event, irrespective of whether any Stockholder attends the Special Meeting and irrespective of how he or she votes, the Amendment will be approved.

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               APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION
            TO EFFECT A 100 FOR ONE REVERSE SPLIT OF THE OUTSTANDING
                             SHARES OF COMMON STOCK

PROPOSED AMENDMENT

     The Board has approved an amendment (the 'Amendment') to Article Fourth of the Company's Articles of Incorporation, as amended (the 'Articles of Incorporation'), to effect the Reverse Stock Split. If the Amendment is approved by the Stockholders, a sentence would be added at the end of Article Fourth thereof, so that, as amended, said Article shall read in its entirety as follows:

          'FOURTH: That the total number of shares of voting common stock authorized that may be issued by the Corporation is ONE HUNDRED MILLION (100,000,000) shares of stock with a par value of One Cent ($0.01) per share and no other class of stock shall be authorized. Said shares of stock with a par value of ONE CENT ($0.01) per share may be issued by the Corporation from time to time for such consideration as may be fixed from time to time by the Board of Directors. Each 100 shares of Common Stock outstanding at 9:00 a.m. on [date of filing of Amendment] shall be deemed to be one share of Common Stock of the Corporation, par value ONE CENT ($0.01) per share.'

     As of January 15, 1999, there were 5,535,586 shares of Common Stock outstanding. If the Amendment is approved and assuming no additional issuances, there would be approximately 55,356 shares of Common Stock ('New Common Stock') issued and outstanding upon the filing of the Amendment with the Secretary of State of Nevada (the 'Effective Date').

REASONS FOR AMENDMENT

     The Amendment has been recommended by the Board of Directors to make the Company more attractive to potential sellers of businesses to be acquired by the Company. The Company does not currently have any operations and its principal activity has been to seek business opportunities. As the Company has no substantial assets, the Board anticipates that it will have to issue shares of common stock in order to acquire a business. If the Amendment is adopted, the Board believes that the Company will have to issue fewer shares of New Common Stock to the sellers of such business and therefore the total number of issued and outstanding shares of New Common Stock after any such acquisition would be reduced to a level more readily acceptable to such sellers. In addition, although the Common Stock is admitted for trading on the OTC Electronic Bulletin Board, there has been no active market for the Common Stock. The Board believes that the decrease in the number of shares of Common Stock outstanding as a consequence of the Reverse Stock Split may stimulate interest in the New Common Stock and a market for such shares may develop, although there can be no assurance that any such market will develop.

     The Company does not have any pending acquisitions and there can be no assurance that a suitable business opportunity will be effected even if the Amendment is adopted.

PRINCIPAL EFFECTS OF THE REVERSE STOCK SPLIT

     Assuming the Amendment is adopted, then upon filing of the Amendment with the Secretary of State of Nevada:

          1. The Reverse Stock Split will result in each 100 presently issued and outstanding shares of Common Stock being automatically converted into one share of New Common Stock. No further action on the part of any stockholder will be necessary to effect this conversion. Stock certificates representing the Common Stock will automatically be deemed to represent the appropriate number of shares of New Common Stock.

          2. As a result of the Reverse Stock Split, an active market may develop for the New Common Stock on the OTC Electronic Bulletin Board and the price per share may increase to reflect the reduced number of shares of New Common Stock issued and outstanding. THERE CAN BE NO ASSURANCE THAT AN ACTIVE PUBLIC TRADING MARKET MAY DEVELOP OR

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     THAT THE PRICE PER SHARE MAY INCREASE OR THAT ANY SUCH MARKET OR INCREASE
     WILL REMAIN FOLLOWING THE EFFECTIVENESS OF THE REVERSE STOCK SPLIT.

          3. The Reverse Stock Split will not have any effect on the par value of each share of Common Stock which will remain at $0.01 per share.

          4. The New Common Stock issued pursuant to the Reverse Stock Split will be fully paid and non-assessable. The voting rights and other rights that accompany the Common Stock will not be altered by the Amendment. The Reverse Stock Split will not affect any stockholder's proportionate equity ownership of the Company. However, the reduction in the number of outstanding shares caused by the Reverse Stock Split will increase proportionately the Company's reported earnings or loss per share and book value per share.

EXCHANGE OF STOCK CERTIFICATES

     As soon as practicable after the Effective Date, stockholders of record on the Effective Date will be furnished with the necessary materials and instructions for the surrender and exchange of their certificates representing shares of existing Common Stock. One share of New Common Stock will be issued in exchange for 100 presently issued and outstanding shares of Common Stock. Beginning on the Effective Date, each certificate representing shares of the Common Stock, will be deemed for all corporate purposes to evidence ownership of shares of New Common Stock. Accordingly, stockholders may, but need not, surrender and exchange their certificates representing shares of existing Common Stock.

     STOCKHOLDERS SHOULD NOT SUBMIT ANY STOCK CERTIFICATES TO THE COMPANY OR THE COMPANY'S TRANSFER AGENT UNTIL REQUESTED TO DO SO. No service charge will be payable by stockholders in connection with the exchange of certificates, all costs will be borne by the Company.

NO FRACTIONAL SHARES; NO REDUCTION TO ZERO

     No fractional certificates will be issued in connection with the Reverse Stock Split. On the Effective Date, stockholders who would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by 100, will be entitled, in lieu thereof, to receive such number of shares as rounded up to the nearest whole share. Any stockholder who holds less than one hundred shares will be entitled to receive one share.

DISSENTERS' RIGHTS

     Under the provisions of the applicable Nevada General Corporation Law, stockholders are not provided with dissenters' rights or rights of appraisal in connection with a reverse stock split of any class.

EFFECT ON WARRANTS AND OTHER OUTSTANDING SECURITIES

     The Company has granted an option to its former wholly owned subsidiary, AMC International Holdings, Ltd. ('AMC Holdings'), to acquire for nominal consideration such number of shares of Common Stock as may be required to exchange 25 preference shares (the 'Preference Shares') issued by AMC Holdings. As a result of the Reverse Stock Split, the number of shares of the Company's common stock issuable upon exercise of the option will be reduced from 12,500,000 to 125,000 shares of New Common Stock.

     The Company currently has outstanding a warrant (the 'Warrant') to purchase 1,000,000 shares of Common Stock at a price of $.01 per share, provided that the holder is not entitled to exercise any portion of the Warrant such that upon giving effect to such exercise, the aggregate number of shares of common stock beneficially owned by the holder and its affiliates would exceed 9.9% of the outstanding shares of common stock following such exercise. The Warrant is exercisable until April 1, 2001. Under

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the terms of the Warrant, neither the number of shares issuable upon exercise or the exercise price will be effected by the Reverse Stock Split.

FEDERAL INCOME TAX CONSEQUENCES

     A summary of the federal income tax consequences of the Reverse Stock Split is set forth below. The following discussion is based upon present federal tax laws and does not purport to be a complete discussion of the consequences of the Reverse Stock Split. This discussion is for general information only and does not discuss consequences which may apply to special classes of taxpayers (e.g., non-resident aliens, broker-dealers, or insurance companies). Accordingly, stockholders are advised to consult their own tax advisors for more detailed information regarding the effects of the Reverse Stock Split on their own individual tax status.

     The Reverse Stock Split will be treated as a tax-free recapitalization of the Company and as a tax-free exchange to its stockholders to the extent that shares of presently issued and outstanding Common Stock are exchanged for shares of New Common Stock. The shares of New Common Stock issued to each stockholder will have an aggregate basis for computing gain or loss equal to the aggregate basis of shares of Common Stock held by such stockholder immediately prior to the Reverse Stock Split.

     A stockholder's holding period for shares of New Common Stock will include the holding period for shares of Common Stock exchanged therefore, provided that the shares of Common Stock were capital assets held by such stockholder.

     The Board recommends a vote FOR approval of the proposed amendment to the Articles of Incorporation.

                                 OTHER BUSINESS

     Management does not know of any other matters to be brought before the Meeting except that set forth in the notice thereof. If other business is properly presented for consideration at the Meeting, it is intended that the proxies will be voted by the persons named therein in accordance with their judgment on such matters.

                   SOLICITATION AND EXPENSES OF SOLICITATION

     Officers and employees of the Company may solicit proxies. Proxies may be solicited by personal interview, mail, telegraph and telephone. No compensation will be paid by the Company to any person in connection with the solicitation of proxies. Brokers, bankers and other nominees will be reimbursed for out-of-pocket and other reasonable clerical expenses incurred in obtaining instructions from beneficial owners of the Company's stock. The cost of preparing this Proxy Statement and all other costs in connection with solicitation of proxies for the Annual Meeting of Stockholders are being borne by the Company.

     Even if you plan to attend the Meeting in person, please sign, date and return the enclosed proxy promptly. If you attend the Meeting, your proxy will be voided at your request and you can vote in person. A postage-paid return-addressed envelope is enclosed for your convenience.

     Your cooperation in giving this matter your immediate attention and in returning your proxies will be appreciated.

                                          By order of the Board of Directors,
                                          STEVEN A. SAIDE, ESQ.
                                          Secretary

[February 11, 1999]

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                                 APPENDIX 1                        COMMON STOCK
                                                                       PROXY
                        ASIA MEDIA COMMUNICATIONS, LTD.
              712 FIFTH AVENUE, SEVENTH FLOOR, NEW YORK, NY 10019

                         PROXY/VOTING INSTRUCTION CARD
--------------------------------------------------------------------------------

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                    ASIA MEDIA COMMUNICATIONS, LTD. FOR THE
             SPECIAL MEETING OF STOCKHOLDERS ON FEBRUARY 23, 1999.

     The undersigned appoints Christopher F. Brown and Edward J. Tobin, and each of them, with full power of substitution in each, the proxies of the undersigned, to represent the undersigned and vote all shares of Asia Media Communications, Ltd. Common Stock which the undersigned may be entitled to vote at the Special Meeting of Stockholders to be held on February 23, 1999, and at any adjournment or postponement thereof, as indicated on the reverse side.

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted FOR proposal 1.

                    (Continued, and to be signed and dated on the reverse side.)


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VOTES MUST BE INDICATED BY [x] IN BLACK OR BLUE INK

1. Amendment to the Articles of Incorporation to effect a 100 for one reverse split of the Company's outstanding Common Stock.

   FOR [ ]                        AGAINST [ ]                        ABSTAIN [ ]

2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

If you plan to attend the meeting please check here [ ]   Change of address or
Comments mark here [ ]

                                          PLEASE SIGN EXACTLY AS NAME APPEARS
                                          HEREON.

                                          When shares are held by joint tenants,
                                          both should sign. When signing as
                                          attorney, executor, administrator,
                                          trustee or guardian, please give full
                                          title as such. If a corporation,
                                          please sign in full corporate name by
                                          an authorized officer. If a
                                          partnership, please sign in
                                          partnership name by an authorized
                                          person.

                                          Date: __________________________, 1999
                                          ______________________________________
                                                        Signature
                                          ______________________________________
                                                Signature, if held jointly

    (PLEASE SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED POSTAGE PREPAID
                                   ENVELOPE.)